Exhibit 10.13

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into on December 31, 2019, by and between AGS, LLC, a Delaware limited liability company (the “Company”), and SIGMUND LEE (“Executive”), and shall be effective as of January 1, 2020.

WHEREAS, the Company and Executive are parties to an employment agreement dated as of September 1, 2018 (as further modified or amended through the date hereof, the “Employment Agreement”); and

WHEREAS, the Company and Executive desire to amend the Employment Agreement as provided below.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties do hereby agree as follows:

1.	The following provision is hereby inserted following the last sentence in subsection 1.1:

As Chief Technology Officer, Executive will be responsible for all of the research and development as it relates to the Company’s Electronic Gaming Machine (EGM) business only. For the avoidance of doubt, Executive is not responsible for the Company’s table games and interactive divisions in any way. In conjunction with Executive’s duties, Executive will be responsible for the personnel required to support the Company’s EGM R&D needs, as well as the approved budget for such department. For the avoidance of doubt, Executive is not responsible for setting any of the Company’s policies, but rather is only responsible for Executive’s department, consistent with the Company Authority Matrix as updated from time to time. Furthermore, Executive acknowledges that Company policies are set by our Chief Executive Officer and Chief Financial Officer consistent with the direction that they receive from the Company’s Board of Directors.

2.	Capitalized terms not defined in this Amendment shall have the meanings given such terms in the Employment Agreement.

3. Except as specifically modified by this Amendment, all other terms and conditions of the Employment Agreement are hereby ratified and remain unchanged and in full force and effect.

4. In the event of any conflict or inconsistency between the terms and conditions set forth in this Amendment and the terms and conditions set forth in the Employment Agreement, the terms and conditions of this Amendment will prevail.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AGS, LLC

By:		1/9/2020
David Lopez
President and Chief Executive Officer

EXECUTIVE

1/5/2020
Sigmund Lee

[Signature Page to Sigmund Lee Amendment to Employment Agreement]